UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 6, 2023

MOBIQUITY TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

New York	001-41117	11-3427886
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

35 Torrington Lane Shoreham, New York	11786
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (516) 246-9422

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: Common Stock, $0.0001 par value per share; Common Stock Purchase Warrants.

Item 1.01	Entry into a material definitive agreement.

On October 6, 2023, Mobiquity Technologies, Inc. (the “Company”) entered into a one-year consulting contract with Gene Salkind MD, its Chairman of the Board to provide business consulting services to the Company in the following areas:

(a)     working with the board and the Company’s CEO to develop a strategy for the Company’s future growth;

(b)    working with the CEO to identify opportunities for value enhancing strategic initiatives; and

(c)     developing and maintaining the Company’s relationships with future strategic partners whose capital, influence and knowledge could add significantly to the Company’s value.

This agreement may be terminated by either party on 30 days prior written notice and provides for the Company to indemnify and hold harmless and for contribution for reimbursement to the Consultant in certain specified cases as more specifically provided for in the agreement in Exhibit 10.1. The Consultant received 150,000 shares of restricted common stock in consideration for his services under this agreement.

Item 3.02	Unregistered sale of equity securities

Incorporated by reference to Item 1.01 above with respect to the sale of unregistered equity securities. Further, on October 10, 2023, the Company received a $300,000 loan from the Marital Trust GST Subject U/W/O Leopold Salkind. This unsecured loan has a maturity date of November 30, 2023 with interest at the rate of 15% per annum. The note is payable in cash on the maturity date; however, the Trust has the right to convert into restricted common stock at a conversion price of $.70 per share or to apply the loan proceeds to invest on the terms of any private financing completed by the Company prior to the maturity date.

The Company did not pay any commissions or other compensation to any third party in connection with the transactions reported in this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Consulting Agreement with Gene Salkind (filed herewith)
10.2	Promissory Note - Marital Trust GST Subject U/W/O Leopold Salkind (filed herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 12, 2023	MOBIQUITY TECHNOLOGIES, INC.

By: /s/ Dean L. Julia
Dean L. Julia, Chief Executive Officer

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